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                                                                    EXHIBIT 99.1


   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Amos R. McMullian, state and attest that:

         1. To the best of my knowledge, based upon a review of the covered reports of Flowers Foods, Inc., and, except as corrected or supplemented in a subsequent covered report:

                  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         2. I have reviewed the contents of this statement with the Company's audit committee.

         3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - Flowers Foods, Inc. Annual Report on Form 10-K for the fiscal year ended December 29, 2001 filed March 29, 2002;

                  - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Flowers Foods, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  -        any amendments to any of the foregoing.


/s/ AMOS R. MCMULLIAN
-------------------------
Signature                                 Subscribed and sworn to
Name: Amos R. McMullian                   before me this 23rd day of
Date: August 23, 2002                     August, 2002.
                                          /s/ Janie Cone
                                          --------------------------
                                          Notary Public
                                          My Commission
                                             Expires: September 8, 2003